UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21869
Highland Credit Strategies Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Credit Strategies Fund

Annual Report
December 31, 2010

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

Highland Credit Strategies Fund
TABLE OF CONTENTS

Portfolio Manager’s Letter	1
Fund Profile	5
Financial Statements	6
Investment Portfolio	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Important Information About This Report	36
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
Privacy Policy
     We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.
     Collection of Information. We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through the use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.
     Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
     Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
Dear Shareholders:
We are pleased to provide you with our report for Highland Credit Strategies Fund (the “Fund”) for the year ended December 31, 2010. Below is an overview of the leveraged loan and high yield bond markets, a review of the Fund’s performance, the drivers behind that performance, a review of the Fund’s portfolio data and our outlook for 2011.
MARKET REVIEW — 2010
The investment environment in the leveraged loan and high yield bond markets in 2010 continued the positive trend experienced in 2009. The leveraged loan market increased 9.97% versus 44.8% in 2009, as measured by the Credit Suisse Leveraged Loan Index1. The high yield bond market returned 14.42%, according to the Credit Suisse High Yield Bond Index versus 54.2% in 2009. Both markets retraced the losses experienced during the second half of 2008. The average bid of leveraged loans increased from a “pre-Lehman” level of 89.3% of par on August 29, 2008 to 94.1% of par on December 31, 2010. The average bid of high yield bonds increased from a “pre-Lehman” level of 87.01% of par on August 29, 2008 to 100.89% of par on December 31, 2010. This sharp increase in bids narrowed the discounted spread of leveraged loans from an all-time high of 1842 bps2 over the London Interbank Offering Rate (“LIBOR”) as of December 31, 2008 to 558 as of December 31, 2010 which is more in line with the trailing 10 year average of 516 basis points3. Similarly, the increased bid of high yield bonds decreased the average yield to worst of the Index from 18.9% at December 31, 2008 to 7.4% at December 31, 2010.4 There was some volatility in performance of leveraged loans and high yield bonds in 2010. Both asset classes performed well in the first four months of 2010 only to retrace in May and June. This was most likely driven by macroeconomic news coming out of Europe. The remainder of the year, however, continued to show good performance as investor concerns of a “double-dip” were alleviated.
Leveraged Loans
The leveraged loan market returned 9.97% for 2010 as measured by the Credit Suisse Leveraged Loan Index. This was despite 3 Month US dollar LIBOR averaging approximately 0.35% for 2010. LIBOR is the benchmark rate that many leveraged loans reference. The performance was a function of increased principal repayments, increasing nominal spreads and decreasing market credit spreads. Many leveraged loans were repaid with proceeds of new financings in 2010. A majority of these refinancings were done using High Yield Bonds.

[1]	Credit Suisse Leveraged Loan Index is an index tracked by Credit Suisse designed to mirror the investible universe of the US dollar denominated leveraged loan market.

[2]	Discounted spread calculation assumes discount to par is amortized evenly over an average three-year remaining life.

[3]	As measured by the Credit Suisse Leveraged Loan Index.

[4]	As measured by the Credit Suisse High Yield Bond Index.
Annual Report  |  1

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
This was positive for loans because an investor received a par paydown on an investment that was usually priced at a discount. In addition, the proceeds from the paydown needed to be reinvested causing improved technicals in the loan market. Nominal spreads also increased in 2010. The average nominal spread of the Credit Suisse Leveraged Loan Index was 352 basis points on 12/31/10 versus 307 basis points on 12/31/09. The increase is attributable to two factors. First, new loans in 2010 were issued with nominal spreads closer to market credit spreads. Second, many borrowers executed amend and extend transactions. In this transaction, a borrower negotiates a higher spread with its lenders in return for extending the maturity date of its loans. This usually results in an immediate increase in the value of the extended loan in addition to higher interest proceeds in the future. Also benefiting leveraged loan performance in 2010 was decreasing market spreads. The Credit Suisse Leveraged Loan Index 3-year Discount margin was 558 basis points on 12/31/10 versus 697 basis points on 12/31/09. Loan prices usually increase as market credit spreads decrease, especially if the loan is trading at a discount.
High Yield Bonds
High yield bond new issuance was extremely active with over $277 billion pricing in 2010, compared to $162 billion pricing during 2009.5 Refinancing was the main purpose of new issues during 2010 which benefited the leveraged loan market as well as the high yield bond market. We expect high yield bond issuance to remain active, with refinancing of leveraged loans and high yield bonds being one of the primary uses. This makes sense for borrowers for several reasons. First, given the low absolute level of short term interest rates there remains risk of future rate increases. Borrowers are able to lock in financing for the next 8 to 10 years at relatively attractive rates. This is a function of relatively low yields on benchmark government bonds. Other advantages of high-yield bonds for issuers are they usually contain less restrictive covenants. According to the Credit Suisse High Yield Bond Index, the high yield bond market returned 14.42% for 2010. Performance in excess of the average 8.5% coupon was attributable to a decrease in the Yield to Worst of the Index from 8.71% on 12/31/09 to 7.45% on 12/31/10. Bond prices move inversely to changes in yield.
FUND PERFORMANCE OVERVIEW
On December 31, 2010, the net asset value of the Fund was $7.85 per share, as compared to $7.20 on December 31, 2009. On December 31, 2010, the closing market price of the Fund’s shares on the New York Stock Exchange (ticker symbol “HCF”) was $7.78 per share, as compared to $6.31 on December 31, 2009. During the year ended December 31, 2010, the Fund paid distributions to common shareholders of $0.60 per share. The total return on the Fund’s net assets, assuming reinvestment of distributions, was approximately 16.54% for the twelve months ended December 31, 2010. The Fund’s performance was driven by the overall improvement in the broader leveraged loan and high yield bond market and asset selection within several industries including Broadcasting and Healthcare. However, there were positions held during the period that contributed negatively to the portfolio’s return, including positions whose value was correlated with the deteriorating domestic real estate market which were categorized by Credit Suisse as being in the gaming/leisure sector. We are comfortable with the current leverage and positioning of the Fund. We continue to believe that over the long-term fundamental factors will outweigh technical factors and diligent credit analysis coupled with proper asset and sector allocation will lead to solid performance.

[5]	Credit Suisse, 2011 Leveraged Finance Outlook and 2010 Annual Review January 20, 2011.
2  |  Annual Report

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
FUND DATA
As of December 31, 2009, and December 31, 2010, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:

December 31, 2010	December 31, 2009
As of December 31, 2010, the Fund’s portfolio was comprised of approximately 60.02% in senior loans, 17.27% in corporate notes and bonds, 14.54% in equity interests and 8.17% in asset-backed securities. As of December 31, 2010, the Fund had leverage in the amount of approximately 19.1%6. The Fund may use leverage constituting indebtedness in an aggregate amount up to 25% of the Fund’s total assets (including the proceeds from the leverage), the maximum amount allowable under its credit agreement. The use of financial leverage involves significant risks.
MARKET OUTLOOK — 2011
We remain constructive on the leveraged loan and high yield bond assets classes in 2011. In loans, we are focused on investments with several characteristics. We see good value in names that are still trading at a discount to par. We believe this discount will be reduced by several of the trends that benefited the leveraged loan market in 2010, notably accelerated principal payments, extensions of maturities and further credit spread tightening. We also see value in names which offer good current yields at prices near or above par. Examples of these are new issues supporting recent LBOs and extended tranches of existing deals. In high yield bonds, we believe the high yield market may bifurcate, with higher rated bonds continuing to trade well and those facing economic and fundamental headwinds trading poorly. We see good value in higher rated corporate bonds where option adjusted spreads are compelling given forecasts for continued improvement in the economy and reduced default rates. Similar to 2010, there may be volatility throughout the year, however, the fundamental outlook should remain supportive. We remain focused on making investments that have strong underlying fundamentals and attractive risk-adjusted returns.
Greg Stuecheli
Portfolio Manager
Greg Stuecheli has been a portfolio manager of Highland Credit Strategies Fund since February 14, 2011.

[6]	The fund had leverage and other assets and liabilities of 17.2% in total at 12/31/2010.
Annual Report  |  3

PORTFOLIO MANAGERS’ LETTER
Highland Credit Strategies Fund
Past performance does not guarantee future results. Performance during the time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by PNC Global Investment Servicing (U.S.), Inc. The calculation assumes reinvestment of distributions and other income. Investing in closed-end funds involve certain risks. The risks involved in a particular fund will depend on the securities held in that fund:
•	Market Risk — Refers to general stock market fluctuations. The value of any security can rise or fall and when liquidated, may be worth more or less than the original investment.

•	Price Risk — Refers to the fact that shares of closed-end funds frequently trade at a discount from their net asset value.

•	Interest Rate Risk — The risk that a rise in interest rates will cause the value of an investment to decline.

•	Credit Risk — Refers to an issuer’s ability to meet its obligation to make interest and principal payments.

•	Leverage Risk — The risk of higher share price volatility as leverage magnifies both gains and losses.

•	Lack of Diversification Risk — A non-diversified fund may be subject to greater price volatility or adversely affected by the performance of the securities in a particular sector. In addition, it may be more susceptible to any single economic, political, or regulatory occurrence than the holdings of an investment company that is more broadly diversified.
4  |  Annual Report

FUND PROFILE
Highland Credit Strategies Fund
Objective
The Highland Credit Strategies Fund (the “Fund”) seeks to provide both current income and capital appreciation.
Total Net Assets of Common Shares as of December 31, 2010
$492.8 million
Portfolio Data as of December 31, 2010
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.
Quality Breakdown as of 12/31/10 (%)*

A	0.7
BBB	7.4
BB	13.3
B	40.9
CCC	10.8
CC	0.2
D	0.6
NR	26.1
Top 5 Sectors as of 12/31/10 (%)*

Healthcare	20.4
Financial	9.8
Broadcasting	9.5
Information Technology	5.9
Diversified Media	5.6
Top 10 Holdings as of 12/31/10 (%)*

Genesys Ventures IA, LP (Common Stocks)	7.5
ComCorp Broadcasting, Inc. (US Senior Loans)	5.2
Celtic Pharma Phinco B.V., PIK (Corporate Notes and Bonds)	4.4
Texas Competitive Electric Holdings Co., LLC (US Senior Loans)	2.2
TCD Pharma (Corporate Notes and Bonds)	2.2
Azithromycin Royalty Sub LLC (Corporate Notes and Bonds)	2.1
SMG H5 Pty., Ltd. (Foreign Denominated Senior Loans)	1.8
TPC Group, LLC (Corporate Notes and Bonds)	1.7
LifeCare Holdings (US Senior Loans)	1.6
LLV Holdco, LLC — Series A Membership Interest (Common Stocks)	1.6

*	Quality is calculated as a percentage of total senior loans, asset-backed securities, notes and bonds. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying loans and bonds in the Fund’s portfolio and not that of the fund itself. Quality Ratings are subject to change.
Annual Report  |  5

FINANCIAL STATEMENTS

December 31, 2010	Highland Credit Strategies Fund
A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
6  |  Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2010	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) — 66.6%

AEROSPACE — 3.7%
	Delta Air Lines, Inc.
1,975,000	Term Loan, 8.75%, 09/27/13	1,995,984
4,694,091	Term Loan Equipment Notes, 3.80%, 09/29/12	4,529,798
1,492,779	Hawker Beechcraft Acquisition Co. LLC Series A New Term Loan, 10.50%, 03/26/14	1,496,885
2,209,671	IAP Worldwide Services, Inc. Second Lien Term Loan, PIK, 12.50%, 06/28/13	2,207,837
1,500,000	TransDigm, Inc. Term Loan, 5.00%, 12/06/16	1,516,785
6,931,507	US Airways Group, Inc. Term Loan, 2.79%, 03/21/14	6,264,349

		18,011,638

BROADCASTING — 10.7%
	ComCorp Broadcasting, Inc.
3,584,549	Revolving Loan, 9.00%, 10/03/12 (b) (c)	3,261,223
35,860,392	Term Loan, 9.00%, 04/03/13 (b) (c)	32,625,784
4,529,456	Cumulus Media, Inc. Replacement Term Loan, 4.01%, 06/11/14	4,224,850
3,231,785	Entercom Radio LLC Term A Loan, 1.43%, 06/29/12	3,146,142
9,239,268	Univision Communications, Inc. Extended First Lien Term Loan, 4.51%, 03/31/17	8,804,746
490,186	Young Broadcasting Holding Co., Inc. Term Loan, 8.00%, 06/30/15	492,637

		52,555,382

CABLE/WIRELESS VIDEO — 1.9%
	Broadstripe, LLC
1,564,215	DIP Revolver, 5.05%, 12/31/10 (c) (d)	1,561,087
14,151,375	First Lien Term Loan, PIK, 06/30/11 (c) (e)	5,564,321
1,428,203	Revolver, 06/30/11 (c) (e)	561,569
1,777,584	WideOpenWest Finance, LLC. Series A New Term Loan, 6.76%, 06/30/14	1,746,485

		9,433,462

CHEMICALS — 1.2%
	W.R. Grace & Co.
1,597,107	5 Year Revolver, 5.25%	2,942,669
1,597,107	Revolving Credit Loan, 5.25%	2,942,669

		5,885,338

CONSUMER NON-DURABLES — 1.0%
	KIK Custom Products, Inc.
571,394	First Lien Canadian Term Loan, 2.56%, 06/02/14	490,445
3,333,131	First Lien U.S. Term Loan, 2.56%, 06/02/14	2,860,926
2,000,000	Second Lien Term Loan, 5.30%, 12/01/14	1,374,000

		4,725,371

DIVERSIFIED MEDIA — 2.5%
5,431,180	Cengage Learning Acquisitions, Inc. Term Loan, 2.55%, 07/03/14	5,133,334
	Cydcor, Inc.
4,432,021	First Lien Tranche B Term Loan, 9.00%, 02/05/13	4,296,313
3,000,000	Second Lien Tranche B Term Loan, 12.00%, 02/05/14 (c)	3,047,100

		12,476,747

ENERGY — 2.6%
	Alon USA Energy, Inc.
212,222	Edington Facility, 2.54%, 08/05/13	164,207
1,697,778	Paramount Facility, 2.53%, 08/05/13	1,313,656
2,476,000	Big West Oil, LLC Term Loan, 7.00%, 03/31/16	2,513,140
	Calumet Lubricants Co., LP
304,699	Credit-Linked Letter of Credit, 4.14%, 01/03/15 (f)	294,796
2,238,838	Term Loan, 4.29%, 01/03/15 (f)	2,166,076
6,764,211	Venoco, Inc. Second Lien Term Loan, 4.31%, 05/07/14	6,513,360

		12,965,235

FINANCIAL — 2.9%
6,000,000	AGFS Funding Co. Term Loan, 7.25%, 04/21/15	6,100,260
	Nuveen Investments, Inc.
2,963,620	Extended First Lien Term Loan, 5.80%, 05/13/17	2,874,712
2,536,380	Non-Extended First Lien Term Loan, 3.30%, 11/13/14	2,429,116
2,750,000	Second Lien Term Loan, 12.50%, 07/31/15 (g)	2,984,891

		14,388,979

FOOD/TOBACCO — 3.1%
1,808,889	DS Waters of America, Inc. Term Loan, 2.53%, 10/29/12	1,772,711
7,000,000	DSW Holdings, Inc. Term Loan, 4.29%, 03/02/12	6,755,000
	OSI Restaurant Partners, LLC
331,476	Pre-Funded RC Loan, 2.03%, 06/14/13	317,330
3,430,773	Term Loan, 2.63%, 06/14/14	3,284,365
See accompanying Notes to Financial Statements.  |  7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2010	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

FOOD/TOBACCO (continued)
	WM. Bolthouse Farms, Inc. Second Lien Term Loan,
3,000,000	9.50%, 08/11/16	3,040,305

		15,169,711

FOREST PRODUCTS/ CONTAINERS — 2.9%
	Consolidated Container Co., LLC Second Lien Term Loan,
4,000,000	5.75%, 09/28/14	3,370,000
	Graham Packaging Co., L.P.
3,325,000	D Term Loan, 6.00%, 09/23/16	3,373,329
	Smurfit Stone Container Enterprises, Inc. Exit Term Loan,
7,467,487	6.75%, 07/15/16	7,604,815

		14,348,144

GAMING/LEISURE — 2.4%
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked Deposit,
3,937,249	06/08/11 (e)	226,392
	First Lien Tranche B Term Loan,
8,438,203	06/08/11 (e)	485,197
	Green Valley Ranch Gaming, LLC Second Lien Term Loan,
1,000,000	08/16/14 (e)	33,750
	Las Vegas Sands, LLC
	Extended Delayed Draw I Term Loan,
905,971	3.03%, 11/23/16	872,876
	Extended Tranche B Term Loan,
4,483,633	3.03%, 11/23/16	4,319,846
	LLV Holdco, LLC Exit Revolving Loan,
2,629,179	7.39%, 12/31/12 (b) (d) (g)	2,602,887
	VML US Finance, LLC
	Term B Delayed Draw Project Loan,
1,101,769	4.80%, 05/25/12	1,103,146
	Term B Funded Project Loan,
1,907,451	4.80%, 05/27/13	1,909,835
	WAICCS Las Vegas 3 LLC
7,000,000	Second Lien Term Loan (e)	52,500

		11,606,429

HEALTHCARE — 2.7%
	DaVita, Inc.
2,200,000	Tranche B Term Loan, 4.50%, 10/20/16	2,223,551
	LifeCare Holdings
10,257,468	Term Loan, 4.54%, 08/10/12	10,026,674
	MedAssets, Inc.
1,000,000	Term Loan, 5.25%, 11/16/16	1,006,875

		13,257,100

HOUSING (e) — 0.3%
	LBREP/L-Suncal Master I, LLC
3,190,581	First Lien Term Loan	47,859
	Westgate Investments, LLC
	Senior Secured Loan,
8,676,184	09/25/11	1,591,232
	Senior Unsecured Loan,
2,762,778	09/25/12	44,926
	Third Lien Term Loan,
4,426,328	06/30/15	15,718

		1,699,735

INFORMATION TECHNOLOGY — 5.5%
	CDW LLC Extended Term Loan,
7,244,504	5.26%, 07/15/17	7,200,747
	Fifth Third Processing Solutions, LLC First Lien Term B Loan,
4,800,000	5.50%, 11/03/16	4,848,000
	Freescale Semiconductor, Inc. Extended Maturity Term Loan,
1,987,129	4.51%, 12/01/16	1,924,614
	Kronos, Inc. Second Lien Term Loan,
4,000,000	6.05%, 06/11/15	3,921,000
	Vertafore, Inc.
	Second Lien Term Loan,
5,000,000	9.75%, 10/29/17	5,065,650
	Term Loan,
3,980,000	6.75%, 07/29/16 (f)	4,008,397

		26,968,408

MANUFACTURING — 1.5%
	Dana Holding Corp.
2,386,533	Term Advance, 4.53%, 01/30/15	2,408,608
	Goodman Global, Inc. Initial First Lien Term Loan,
3,291,750	5.75%, 10/28/16	3,314,907
	Pinafore, LLC/Inc. Term B Loan,
1,637,792	6.25%, 09/29/16	1,662,874

		7,386,389

METALS/MINERALS — 0.5%
	Euramax International, Inc.
	Domestic Term Loan (Cash Pay),
1,454,449	10.00%, 06/29/13	1,399,907
	Domestic Term Loan, PIK,
1,378,103	12.00%, 06/29/13	1,326,424

		2,726,331

RETAIL — 3.8%
	Guitar Center, Inc.
6,334,043	Term Loan, 3.77%, 10/09/14	5,922,330
	Gymboree Corp.
2,800,000	Term Loan, 5.50%, 11/23/17 (f)	2,819,909
	Michaels Stores, Inc.
	B-1 Term Loan,
3,017,009	2.56%, 10/31/13	2,941,206
	B-2 Term Loan,
2,016,325	4.81%, 07/31/16	2,020,741
	Neiman Marcus Group Inc. Tranche B-2 Loan,
1,059,791	4.30%, 04/06/16	1,051,843
	Spirit Finance Corp.
4,300,000	Term Loan, 3.29%, 08/01/13	3,853,875

		18,609,904

8    |    See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2010	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)
SERVICE — 5.1%
1,000,000	Advantage Sales & Marketing, Inc. First Lien Term Loan, 5.25%, 12/18/17 (f)	1,004,380
5,000,000	Asurion, LLC Tranche B-2 Incremental Term Loan, 6.75%, 03/31/15	5,024,375
7,153,096	First Data Corp. Initial Tranche B-1 Term Loan, 3.01%, 09/24/14	6,626,843
1,193,183	NES Rentals Holdings, Inc. Second Lien Permanent Term Loan, 10.00%, 07/20/13	1,076,848
4,924,804	Sabre, Inc. Initial Term Loan, 2.27%, 09/30/14	4,523,432
	Safety-Kleen Systems, Inc.
1,301,695	Synthetic Letter of Credit, 3.31%, 08/02/13	1,236,610
5,987,797	Term B Loan, 3.31%, 08/02/13	5,688,407

		25,180,895

TELECOMMUNICATIONS — 5.6%
8,892,186	Avaya, Inc. Term B-1 Loan, 3.03%, 10/24/14	8,456,469
	Digicel International Finance, Ltd.
2,100,168	Tranche A — T&T, 2.81%, 09/30/12	2,092,292
2,250,225	U.S. Term Loan, 2.81%, 03/30/12	2,241,787
3,947,368	Fairpoint Communications, Inc. Term Loan B, 03/31/15 (e)	2,828,940
5,458,990	Getty Images, Inc. Initial Term Loan, 5.25%, 11/07/16	5,512,898
4,000,0000	Level 3 Financing, Inc. Tranche A Term Loan, 2.54%, 3/13/14	3,794,700
1,800,000	Syniverse Holdings, Inc. Term Loan, 12/21/17 (f)	1,823,067
992,500	U.S. Telepacific Corp. Term Loan Advance, 9.25%, 08/17/15	1,003,591

		27,753,744

TRANSPORTATION — AUTOMOTIVE - 2.1%
	Federal-Mogul Corp.
1,961,213	Tranche B Term Loan, 2.21%, 12/29/14	1,850,081
1,000,619	Tranche C Term Loan, 2.20%, 12/28/15	943,919
3,834,835	Ford Motor Co. Tranche B-1 Term Loan, 3.03%, 12/15/13	3,833,857
4,008,905	Key Safety Systems, Inc. First Lien Term Loan, 2.52%, 03/08/14	3,748,326

		10,376,183

TRANSPORTATION — LAND TRANSPORTATION - 1.0%
1,750,935	New Century Transportation, Inc. Term Loan, 7.27%, 08/14/12	1,532,068
	SIRVA Worldwide, Inc.
734,522	Revolving Credit Loan (Exit Finance), 13.00%, 05/12/12 (d)	503,148
3,778,863	Second Lien Term Loan, PIK, 12.00%, 05/12/15	1,511,545
1,663,099	Term Loan (Exit Finance), 12.74%, 05/12/12	1,322,164

		4,868,925

UTILITY — 3.6%
	GBGH, LLC
2,202,643	First Lien Term Loan, 4.00%, 06/09/13 (c)	1,212,775
794,849	Second Lien Term Loan, PIK, 12.00%, 06/09/14 (c) (g)	—
2,591,635	New Development Holdings, LLC Term Loan, 7.00%, 07/03/17	2,639,761
17,745,074	Texas Competitive Electric Holdings Co., LLC Initial Tranche B-2 Term Loan, 3.76%, 10/10/14	13,762,636

		17,615,172

	Total US Senior Loans (Cost $368,620,791)	328,009,222

Principal Amount
Foreign Denominated or Domiciled Senior Loans (a) — 3.8%

AUSTRALIA — 2.4%
AUD
11,832,313	SMG H5 Pty., Ltd. Facility A Term Loan, 7.20%, 12/24/12	11,617,632

CANADA — 0.8%
USD
4,441,139	CCS, Inc. Term Loan, 3.29%, 11/14/14	4,000,733

IRELAND — 0.6%
USD
2,985,000	SSI Investments II Ltd. Term Loan, 6.50%, 05/26/17	3,014,865

	Total Foreign Denominated or Domiciled Senior Loans (Cost $16,322,162)	18,633,230

Principal Amount ($)
US Asset-Backed Securities (h) — 8.6%
2,000,000	ABCLO, Ltd. Series 2007-1A, Class C, 2.14%, 04/15/21 (i)	1,202,714
	ACA CLO, Ltd.
4,000,000	Series 2006-2A, Class B, 1.01%, 01/20/21 (i)	2,846,895
2,000,000	Series 2007-1A, Class D, 2.64%, 06/15/22 (i)	1,324,213
See accompanying Notes to Financial Statements.  |  9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2010	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
US Asset-Backed Securities (continued)
	Babson CLO, Ltd. Series 2007-2A, Class D,
1,000,000	1.99%, 04/15/21 (i)	666,191
	Bluemountain CLO, Ltd. Series 2007-3A, Class D,
1,000,000	1.70%, 03/17/21 (i)	610,914
	Cent CDO, Ltd. Series 2007-15A, Class C,
2,000,000	2.55%, 03/11/21 (i)	1,232,923
	Columbus Nova CLO, Ltd. Series 2007- 1A, Class D,
2,000,000	1.63%, 05/16/19 (i)	1,152,385
	Commercial Industrial Finance Corp.
	Series 2006-1BA, Class B2L,
1,000,000	4.30%, 12/22/20	677,144
	Series 2006-2A, Class B2L,
962,970	4.30%, 03/01/21 (i)	632,119
	Cornerstone CLO, Ltd. Series 2007-1A, Class C,
2,500,000	2.69%, 07/15/21 (i)	1,519,644
	Goldman Sachs Asset Management CLO PLC
	Series 2007-1A, Class D,
4,000,000	3.04%, 08/01/22 (i)	2,671,182
	Series 2007-1A, Class E,
847,661	5.29%, 08/01/22 (i)	607,250
	Greywolf CLO, Ltd
	Series 2007-1A, Class D,
1,000,000	1.78%, 02/18/21 (i)	602,518
	Series 2007-1A, Class E,
814,466	4.23%, 02/18/21 (i)	540,441
	GSC Partners CDO Fund, Ltd.
	Series 2007-8A, Class C,
3,000,000	1.76%, 04/17/21 (i)	1,717,977
	Gulf Stream Sextant CLO, Ltd. Series 2007-1A, Class D,
1,000,000	2.70%, 06/17/21 (i)	504,255
	Hillmark Funding
	Series 2006-1A, Class C,
2,000,000	1.98%, 05/21/21 (i)	1,104,404
	Series 2006-1A, Class D,
612,103	3.88%, 05/21/21 (i)	383,588
	Inwood Park CDO, Ltd.
	Series 2006-1A, Class C,
1,000,000	0.99%, 01/20/21 (i)	695,531
	Series 2006-1A, Class D,
1,000,000	1.69%, 01/20/21 (i)	621,202
	Limerock CLO Series 2007-1A, Class D,
2,000,000	3.64%, 04/24/23 (i)	1,035,391
	Madison Park Funding Ltd.
	Series 2007-5A, Class C,
2,000,000	1.74%, 02/26/21 (i)	1,190,310
	Series 2007-5A, Class D,
1,500,000	3.79%, 02/26/21 (i)	1,004,717
	Marquette US/European CLO, PLC Series 2006-1A, Class D1,
1,000,000	2.04%, 07/15/20 (i)	629,768
	Navigator CDO, Ltd. Series 2006-2A, Class D,
835,038	3.80%, 09/20/20 (i)	548,586
	Ocean Trails CLO
	Series 2006-1A, Class D,
1,000,000	4.04%, 10/12/20 (i)	600,122
	Series 2007-2A, Class C,
2,500,000	2.64%, 06/27/22 (i)	1,482,579
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class C,
1,000,000	1.69%, 04/18/21 (i)	549,087
	Series 2007-1A, Class D,
826,734	3.89%, 04/18/21 (i)	463,258
	Primus CLO, Ltd.
	Series 2007-2A, Class D,
5,000,000	2.69%, 07/15/21 (i)	2,855,406
	Series 2007-2A, Class E,
1,889,756	5.04%, 07/15/21 (i)	1,056,195
	Rampart CLO, Ltd. Series 2006-1A, Class C,
4,000,000	1.74%, 04/19/21 (i)	2,350,649
	St. James River CLO, Ltd. Series 2007-1A, Class E,
2,287,217	4.60%, 06/11/21 (i)	1,284,870
	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L,
1,200,000	1.64%, 04/27/21 (i)	691,939
	Stanfield McLaren CLO, Ltd. Series 2007-1A, Class B1L,
4,000,000	2.69%, 02/27/21 (i)	2,433,858
	Stone Tower CLO, Ltd. Series 2007-6A, Class C,
2,000,000	1.64%, 04/17/21 (i)	1,164,971
	Venture CDO, Ltd. Series 2007-9A, Class D,
2,000,000	4.44%, 10/12/21 (i)	1,381,694
	Westbrook CLO, Ltd. Series 2006-1A, Class D,
1,000,000	2.00%, 12/20/20 (i)	571,927

	Total US Asset-Backed Securities (Cost $49,022,882)	42,608,817

Principal Amount
Foreign Asset-Backed Securities (h) — 0.9%

IRELAND — 0.9%
EUR
	Static Loan Funding
	Series 2007-1X, Class D,
2,000,000	5.65%, 07/31/17 (i)	2,303,437
	Series 2007-1X, Class E,
2,000,000	8.15%, 07/31/17 (i)	2,260,824

	Total Foreign Asset-Backed Securities (Cost $5,692,413)	4,564,261

Principal Amount ($)
Corporate Notes and Bonds - 20.3%

AEROSPACE — 0.0%
	Northwest Airlines Corp.
2,500,000	12/30/27 (e)	8,750

BROADCASTING — 1.1%
	Univision Communications, Inc.
5,000,000	7.88%, 11/01/20 (i)	5,275,000

CHEMICALS — 2.1%
	TPC Group, LLC
10,000,000	8.25%, 10/01/17 (i)	10,500,000

10   |   See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2010	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)
DIVERSIFIED MEDIA — 0.7%
	Baker & Taylor, Inc.
4,300,000	11.50%, 07/01/13 (i)	3,536,750

ENERGY — 0.8%
	Northern Tier Energy LLC
4,000,000	10.50%, 12/01/17 (i) (j)	4,100,000

FOOD AND DRUG — 0.9%
	Rite Aid Corp.
4,000,000	10.38%, 07/15/16	4,180,000

FOREST PRODUCTS/CONTAINERS — 0.0%
	NewPage Holding Corp., PIK
368,103	7.45%, 11/01/13 (h)	34,970

HEALTHCARE (i) — 12.5%
	Argatroban Royalty Sub LLC
603,983	18.50%, 09/21/14	603,983
	Azithromycin Royalty Sub LLC
15,000,000	16.00%, 05/15/19	13,500,000
	Celtic Pharma Phinco B.V., PIK
61,942,209	17.00%, 06/15/12 (c)	27,873,994
	Fosamprenavir Pharma
3,129,918	15.50%, 06/15/18	3,004,721
	Molecular Insight Pharmaceuticals, Inc.
4,299,491	11/16/12 (c) (e)	1,504,822
	Pharma IV (Eszopiclone)
1,581,042	12.00%, 06/30/14	1,391,317
	Pharma V (Duloxetine)
120,000	13.00%, 10/15/13	117,600
	TCD Pharma
15,500,000	16.00%, 04/15/24	13,640,000

		61,636,437

INFORMATION TECHNOLOGY — 1.2%
	Freescale Semiconductor, Inc.
5,000,000	10.13%, 03/15/18 (i) (j)	5,650,000
	New Holding, Inc.
477,689	15.00%, 03/12/13 (c)	364,716

		6,014,716

MANUFACTURING — 0.1%
	Darling International, Inc.
250,000	8.50%, 12/15/18 (i)	261,875
METALS/MINERALS — 0.6%
	Appleton Papers, Inc.
3,000,000	10.50%, 06/15/15 (i)	2,985,000

RETAIL — 0.1%
	Burlington Coat Factory Warehouse Corp.
500,000	11.13%, 04/15/14	518,750

TRANSPORTATION — AUTOMOTIVE — 0.2%
	DPH Holdings Corp.
3,750,000	05/01/11 (e)	168,750
3,933,000	06/15/11 (e)	176,985
8,334,000	05/01/29 (e) (j)	375,030

		720,765

	Total Corporate Notes and Bonds (Cost $141,079,698)	99,773,013

Shares
Common Stocks (k) — 15.2%
AEROSPACE — 0.1%
37,540	Delta Air Lines, Inc.	473,005

BROADCASTING — 0.1%
2,010,616	Communications Corp. of America (b) (c)	—
18,000	Gray Television, Inc., Class A	31,860
220	Young Broadcasting Holding Co., Inc., Class A	533,500

		565,360

DIVERSIFIED MEDIA — 1.6%
1,000,000	Adelphia Recovery Trust	10,000
46,601	American Banknote Corp. (c)	432,457
356	Endurance Business Media, Inc., Class A	36,005
308,875	Metro-Goldwyn-Mayer, Inc., Class A	7,335,781

		7,814,243

GAMING/LEISURE (b) (c) — 2.1%
26,712	LLV Holdco, LLC — Series A Membership Interest	10,021,113
126	LLV Holdco, LLC — Series B Membership Interest	412,142
529	LLV Holdco, LLC — Series C Membership Interest	—
727	LLV Holdco, LLC — Series D Membership Interest	—
813	LLV Holdco, LLC — Series E Membership Interest	—
914	LLV Holdco, LLC — Series F Membership Interest	—
1,036	LLV Holdco, LLC — Series G Membership Interest	—

		10,433,255

HEALTHCARE — 9.6%
24,000,000	Genesys Ventures IA, LP (b) (c)	47,040,000

INFORMATION TECHNOLOGY — 0.1%
385,679	Magnachip Semiconductor (c) (j)	536,094
9,342	New Holding, Inc. (c)	—

		536,094

METALS/MINERALS — 0.5%
7,579	Euramax International, Inc.	2,463,175

SERVICE — 0.4%
200,964	Safety-Kleen Systems, Inc. (c)	2,174,434

UTILITY — 0.0%
81,194	Entegra TC LLC	32,478
4,365	GBGH, LLC (c)	—

		32,478

See accompanying Notes to Financial Statements.  |  11

INVESTMENT PORTFOLIO (continued)

As of December 31, 2010	Highland Credit Strategies Fund

Shares		Value ($)
WIRELESS COMMUNICATIONS — 0.7%
2,260,530	ICO Global Communications Holding Ltd. (j)	3,390,794

	Total Common Stocks (Cost $182,480,509)	74,922,838

Preferred Stocks (k) — 1.3%
4,464,284	Dfine, Inc., Series D (c)	4,017,856
2,647,663	Dfine, Inc., Series E (c)	2,382,897

	Total Preferred Stocks (Cost $12,268,793)	6,400,753

Units
Warrants (k) — 0.5%
6,667	Clearwire Corp., expires 08/15/10 (c)	1,400
1,271	GBGH LLC, expires 06/09/14 (c)	—
	IAP Worldwide Services, Inc.,
49,317	Series A, expires 06/12/15 (c)	765,893
	IAP Worldwide Services, Inc.,
14,444	Series B, expires 06/12/15 (c)	135,485
	IAP Worldwide Services, Inc.,
7,312	Series C, expires 06/12/15 (c)	6,800
643,777	Microvision, Inc., expires 07/23/13	286,481
597	Young Broadcasting Holding Co., Inc., expires 12/24/24	1,447,725

	Total Warrants (Cost $1,189,391)	2,643,784

Total Investments — 117.2%		577,555,918

(Cost of $776,676,639) (l)

Other Assets & Liabilities, Net — (17.2)%		(84,803,127)

Net Assets applicable to Common Shareholders — 100.0%		$492,752,791

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests, generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2010. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)	Affiliated issuers. See Note 12.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $145,503,962, or 29.5% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2010.

(d)	Senior Loan assets have additional unfunded loan commitments. See Note 11.

(e)	The issuer is in default of its payment obligation. Income is not being accrued.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	Fixed rate senior loan.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2010.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2010, these securities amounted to $140,440,996 or 28.5% of net assets.

(j)	Securities (or a portion of securities) on loan. See Note 10.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $783,423,346.

AUD	Australian Dollar

EUR	Euro Currency

USD	US Dollar

CSF	Credit Suisse First Boston

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

PIK	Payment-in-Kind
Foreign Denominated or Domiciled Senior Loans &
Asset Backed Securities
Industry Concentration Table:
(% of Net Assets)

Diversified Media	2.4%
Financial	0.9%
Service	0.8%
Information Technology	0.6%
Total	4.7%
Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

			Principal		Net
Contracts			Amount		Unrealized
to Buy or		Counter	Covered by	Expi-	Appreciation/
to Sell	Currency	-party	Contracts	ration	(Depreciation)*
Sell	AUD	CSF	11,149,537	04/15/11	(458,917)
Sell	EUR	CSF	2,620,000	05/12/11	102,477

					$(356,440)

*	The primary risk exposure is foreign exchange contracts. (See Notes 2 and 14).
12  |  See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2010	Highland Credit Strategies Fund

($)

Assets:
Unaffiliated issuers, at value (cost $605,234,135)	481,592,769
Affiliated issuers, at value (cost $171,442,504) (Note 12)	95,963,149

Total investments, at value (cost $776,676,639)	577,555,918
Cash and foreign currency *	37,868,677
Cash held as collateral for securities loaned (Note 10)	5,789,756
Unrealized appreciation on forward foreign currency contracts	102,477
Receivable for:
Investments sold	2,702,319
Dividends and interest receivable	4,919,627
Other assets	108,254

Total assets	629,047,028

Liabilities:
Notes payable (Note 8)	120,000,000
Unrealized depreciation on forward foreign currency contracts	458,917
Net discount and unrealized depreciation on unfunded transactions (Note 11)	3,419,217
Payable upon receipt of securities loaned (Note 10)	5,789,756
Payables for:
Distributions	232,794
Investments purchased	4,506,646
Investment advisory fee (Note 4)	520,575
Administration fee (Note 4)	104,115
Trustees’ fees (Note 4)	41,030
Interest expense (Note 8)	693,000
Accrued expenses and other liabilities	528,187

Total liabilities	136,294,237

Net Assets Applicable To Common Shares	492,752,791

Composition of Net Assets:
Par value of common shares (Note 1)	63,829
Paid-in capital in excess of par value of common shares	1,153,755,117
Undistributed net investment income	6,530,529
Accumulated net realized gain/(loss) from investments, short positions and foreign currency transactions	(467,176,480)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(200,420,204)

Net Assets Applicable to Common Shares	492,752,791

Common Shares
Net assets	492,752,791
Shares outstanding (unlimited authorization)	63,829,353
Net asset value per share (Net assets/shares outstanding)	7.72

*	Includes foreign currency held at value of $(158,934), with a cost of $(156,201).
See accompanying Notes to Financial Statements.  |  13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010	Highland Credit Strategies Fund

($)

Investment Income:
Interest from unaffiliated issuers	47,665,614
Interest from affiliated issuers (Note 12)	4,500,862
Securities lending income (Note 10)	20,778

Total investment income	52,187,254

Expenses:
Investment advisory fees (Note 4)	5,969,298
Administration fees (Note 4)	1,193,860
Accounting service fees	377,198
Transfer agent fee	71,891
Trustees’ fees (Note 4)	156,615
Custodian fees	59,607
Registration fees	59,820
Reports to shareholders	211,382
Audit fees	126,971
Legal fees	1,445,693
Insurance expense	162,576
Interest expense (Notes 7 and 8)	3,595,749
Commitment fee expense (Note 7)	1,231,645
Other expenses	346,586

Total operating expenses	15,008,891

Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(678,457)

Net operating expenses	14,330,434

Dividends paid on securities sold short	7,147

Net expenses	14,337,581

Net investment income	37,849,673

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(58,329,961)
Net realized gain/(loss) on investments from affiliated issuers (Note 12)	(159,286)
Net realized gain/(loss) on unfunded transactions (Note 11)	208,726
Net realized gain/(loss) on short positions	(454,901)
Net realized gain/(loss) on forward foreign currency contracts (1)	377,263
Net realized gain/(loss) on foreign currency transactions	1,170,077
Net change in unrealized appreciation/(depreciation) on investments	90,349,772
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 11)	2,519,826
Net change in unrealized appreciation/(depreciation) on short positions	(6,358)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts (1)	(638,335)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	287,272

Net realized and unrealized gain/(loss) on investments	35,324,095

Net increase in net assets from operations	73,173,768

(1)	The primary risk exposure is foreign exchange contracts (See Notes 2 and 14).
14  |  See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Credit Strategies Fund

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
	($)	($)
From Operations
Net investment income	37,849,673	43,692,790
Net realized gain/(loss) on investments, short positions and foreign currency transactions	(57,188,082)	(154,308,748)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts, senior loan based derivatives and translation of assets and liabilities denominated in foreign currency	92,512,177	202,978,979	(a)

Net change in net assets from operations	73,173,768	92,363,021

Distributions Declared to Common Shareholders
From net investment income	(40,172,474)	(46,162,639)

Total distributions declared to common shareholders	(40,172,474)	(46,162,639)

Share Transactions from Common Shares
Subscriptions from reorganization (Notes 1 and 15)	—	51,353,210
Distributions reinvested	987,652	—
Redemptions from reorganization (Notes 1 and 15)	—	(252	)(b)

Net increase from share transactions from common shares	987,652	51,352,958

Total increase in net assets from common shares	33,988,946	97,553,340

Net Assets Applicable to Common Shares
Beginning of year	458,763,845	361,210,505
End of year (including undistributed net investment income of $6,530,529 and $7,570,774, respectively)	492,752,791	458,763,845

Change in Common Shares
Subscriptions from reorganization	—	8,173,278
Issued for distributions reinvested	129,924	—
Redemptions from reorganization	—	(39	)(b)

Net increase in common shares	129,924	8,173,239

(a)	Does not include unrealized depreciation of $86,923,196 in connection with the reorganization of Highland Distressed Opportunities, Inc. into the Fund on June 12, 2009 (the “Reorganization”). (See Notes 1 and 15).

(b)	Fractional shares in the Reorganization were redeemed. Only whole shares were issued.
See accompanying Notes to Financial Statements.  |  15

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2010	Highland Credit Strategies Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	37,849,673

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(543,833,271)
Proceeds from disposition of investment securities	564,429,407
Proceeds from disposition of securities sold short	(1,632,973)
Decrease in dividends and interest receivable	2,956,917
Decrease in restricted cash	1,250,615
Increase in cash held as collateral for securities loaned	(5,035,993)
Cash received from litigation claim	1,473,195
Decrease in other assets	1,219,841
Net amortization/(accretion) of premium/(discount)	(6,036,010)
Effect of exchange rate changes on cash	293,202
Realized gain/(loss) on forward foreign currency contracts	377,263
Realized gain/(loss) on unfunded transactions	208,726
Increase in payables to related parties	152,887
Increase in interest expense	562,990
Increase in payable upon receipt of securities loaned	5,035,993
Increase in accrued expenses and other liabilities	51,158

Net cash and foreign currency provided by operating activities	59,323,620

Cash Flows Used by Financing Activities
Decrease in notes payable (Note 7)	(112,000,000)
Increase in notes payable (Note 8)	120,000,000
Distributions paid in cash	(38,952,028)

Net cash flow used by financing activities	(30,952,028)

Net increase in cash and foreign currency	28,371,592

Cash and Foreign Currency
Beginning of the year	9,497,085

End of the year	37,868,677

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	3,032,759

16  |  See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Credit Strategies Fund
Selected data for a share outstanding throughout each period is as follows:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006(a)
Common Shares Per Share Operating Performance:
Net Asset Value, Beginning of Year	$7.20	$6.51	$17.99	$20.08	$19.06

Income from Investment Operations:
Net investment income	0.59	0.74	1.35	1.71	0.71
Net realized and unrealized gain/(loss) on investments	0.56	0.74	(9.79)	(1.85)	0.91

Total from investment operations	1.15	1.48	(8.44)	(0.14)	1.62

Less Distributions Declared to Common Shareholders:
From net investment income	(0.63)	(0.79)	(1.46)	(1.65)	(0.60)
From net realized gains	—	—	(0.26)	(0.30)	—

Total distributions declared to common shareholders	(0.63)	(0.79)	(1.72)	(1.95)	(0.60)

Dilutive impact of rights offering	—	—	(1.32)	—	—

Net Asset Value, End of Year	$7.72	$7.20	$6.51	$17.99	$20.08
Market Value, End of Year	$7.58	$6.31	$5.70	$15.82	$21.16
Market Value Total Return (c)	30.76%	27.69%	(57.84)%	(17.05)%	9.06	% (b)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$492,753	$458,764	$361,211	$621,078	$692,964

Common Share Information at End of Year:
Ratios based on average net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	3.14%	3.90%	3.78%	4.03%	2.56%
Interest and commitment fee expense	1.01%	1.49%	1.63%	2.16%	1.03%
Dividend expense from short positions	— (d)	— (d)	0.17%	0.03%	N/A
Fees and expenses waived	(0.14)%	(0.31)%	(0.09)%	—	—
Net expenses	3.00%	3.59%	3.86%	4.06%	2.56%
Net investment income	7.92%	11.09%	11.36%	8.64%	7.37%
Ratios based on managed net assets of common shares:
Gross operating expenses (including interest and commitment fee expense)	2.51%	3.12%	2.69%	2.94%	2.20%
Interest and commitment fee expense	0.81%	1.19%	1.16%	1.58%	0.89%
Dividend expense from short positions	— (d)	— (d)	0.12%	0.02%	N/A
Fees and expenses waived	(0.11)%	(0.25)%	(0.06)%	—	—
Net expenses	2.40%	2.87%	2.75%	2.96%	2.20%
Net investment income	6.34%	8.88%	8.12%	6.31%	6.33%

Portfolio turnover rate	91%	88%	78%	66%	46	% (b)

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.

(b)	Not annualized.

(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.

(d)	Less than 0.005%.
See accompanying Notes to Financial Statements.  |  17

NOTES TO FINANCIAL STATEMENTS

December 31, 2010	Highland Credit Strategies Fund
Note 1. Organization and Operations
Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange under the ticker symbol HCF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006.
On June 12, 2009, the Fund issued 8,173,238 shares, in exchange for 17,716,771 shares of Highland Distressed Opportunities, Inc. (“HCD”). The net assets on such date of the Fund and HCD were $348,872,330 and $51,353,210, respectively (See Note 15).
Investment Objective
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s common shares is calculated each week, in connection with each issuance of common shares by the Fund, as of each distribution date (after giving effect to the relevant declaration) and on such other dates as determined by the Fund’s Board of Trustees (the “Board” or “Trustees”), or its designee, in accordance with procedures approved by the Board. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.
Valuation of Investments
In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations use those quotations for valuation. Securities where there are no readily available market quotations will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined has the capability to provide appropriate pricing services and has been approved by the Trustees.
Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise do not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s net asset value), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
18  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
As of December 31, 2010, the Fund’s investments consisted of senior loans, corporate notes and bonds, asset-backed securities, common stock, preferred stock and warrants. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2010 as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investment	December 31, 2010	Price	Input	Input
Assets
Common Stocks
Aerospace	$473,005	$473,005	$—	$—
Broadcasting	565,360	31,860	—	533,500
Diversified Media	7,814,243	—	10,000	7,804,243
Gaming/Leisure	10,433,255	—	—	10,433,255
Healthcare	47,040,000	—	—	47,040,000
Information Technology	536,094	—	—	536,094
Metals/Minerals	2,463,175	—	—	2,463,175
Service	2,174,434	—	—	2,174,434
Utility	32,478	—	—	32,478
Wireless Communication	3,390,794	3,390,794	—	—
Annual Report   |  19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund

			Level 2	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Investment	December 31, 2010	Price	Input	Input
Preferred Stocks	$6,400,753	$—	$—	$6,400,753
Warrants	2,643,784	286,481	—	2,357,303
Debt
Senior Loans	346,642,452	—	257,892,997	88,749,455
Asset-Backed Securities	47,173,078	—	—	47,173,078
Corporate Debt	99,773,013	—	37,051,095	62,721,918
Claims	—	—	—	—
Other Financial Instruments*
Forward foreign exchange contracts	102,477	—	102,477	—

Total Assets	577,658,395	4,182,140	295,056,569	278,419,686
Liabilities
Other Financial Instruments*
Forward foreign exchange contracts	(458,917)	—	(458,917)	—

Total Liabilities	(458,917)	—	(458,917)	—
Total	$577,199,478	$4,182,140	$294,597,652	$278,419,686

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were measured at fair value or Level 3 at December 31, 2010.
The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the year ended December 31, 2010.

			Net
			amortization/
	Balance as of	Transfers	(accretion) of			Net
Assets at Fair Value using	December 31,	in/(out)	premium/	Net realized	Net unrealized	purchase/	Balance as of
unobservable inputs (Level 3)	2009	of Level 3	(discount)	gains/(losses)	gains/(losses)	(sales)*	December 31, 2010
Common Stocks
Broadcasting	$—	$—	$—	$—	$95,198	$438,302	$533,500
Diversified Media	765,188	—	—	(304,444)	(10,230,254)	17,573,753	7,804,243
Gaming/Leisure	—	—	—	—	(83,708,184)	94,141,439	10,433,255
Healthcare	38,555,838	(2,382,897)	—	—	8,994,101	1,872,958	47,040,000
Information Technology	—	—	—	—	(11,839,344)	12,375,438	536,094
Metals/Minerals	454,361	—	—	—	1,505,147	503,667	2,463,175
Service	1,406,750	—	—	—	767,684	—	2,174,434
Transportation — Land
Transportation	937,144	—	—	(674,307)	142,658	(405,495)	—
Utility	182,687	—	—	—	(150,209)	—	32,478
Preferred Stocks	12,774,190	2,382,897	—	—	(8,756,334)	—	6,400,753
Warrants	700	—	—	(10)	2,356,613	—	2,357,303
Debt
Senior Loans	155,755,247	(5,870,995)	407,508	(51,958,700)	144,459,806	(154,043,411)	88,749,455
Asset—Backed Securities	33,822,437	—	53,082	275,352	13,853,862	(831,655)	47,173,078
Corporate Debt	73,601,522	720,765	32,031	(13,078)	2,026,857	(13,646,179)	62,721,918
Claims	441,698	—	—	(5,052,415)	5,153,501	(542,784)	—

Total	$318,697,762	$(5,150,230)	$492,621	$(57,727,602)	$64,671,102	$(42,563,967)	$278,419,686

*	Includes any applicable borrowings and/or pay downs made on revolving credit facilities held in the Fund’s Investment Portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at December 31, 2010. The Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended December 31, 2010, a net amount of $5,150,230 of the Fund’s portfolio investments was transferred to Level 2 from Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
20  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee forwards against default. During the year ended December 31, 2010, the open value of forward foreign currency contracts were AUD 11,149,537 and EUR 2,620,000 and the closed value were EUR 4,450,000 and GBP 10,366,300.
Short Equity and Bond Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon settlement of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
When short sales are employed, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. As of December 31, 2010, the Fund did not have any short sale transactions.
Credit Default Swaps
To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller typically pays the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. As of December 31, 2010, there were no credit default swap trades outstanding.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes.
Annual Report  |  21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
The Fund plans to pay distributions monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At December 31, 2010, the Fund had ($158,934) of cash and cash equivalents denominated in foreign currencies, with a cost of ($156,201).
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended December 31, 2010, permanent differences resulting primarily from foreign bond bifurcation, capital loss carryforward expiring and Section 988 gain/(loss) reclass were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital
$1,282,556	$2,084,895	$(3,367,451)
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009, the past two tax years ends, were as follows:

Distributions paid from:	2010	2009
Ordinary income*	$40,172,474	$46,162,639

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2010, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed		Accumulated
Ordinary	Long-Term	Net Unrealized	Capital and
Income	Capital Gains	(Depreciation)*	Other Losses
$6,828,771	$—	$(207,166,911)	$(460,851,661)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.
As of December 31, 2010, the most recent year end, for federal income tax purposes, the Fund had capital loss carryforwards, which will expire in the indicated years:

Capital Loss			Expiration
Carryforwards			Date
$11,115,101	*		2011
3,279,930	*		2012
8,679,337	*		2014
6,437,279	*		2015
90,161,614	* **		2016
282,026,384	***		2017
45,893,101	***		2018

$447,592,746		Total

22  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund

*	These capital loss carryforward amounts were acquired in the reorganizations of Prospect Street High Income Portfolio Inc (“PHY”) and Prospect Street Income Shares Inc (“CNN”) into the Fund on July 18, 2008 and are available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

**	This capital loss carryforward amount was acquired in the reorganization of HCD into the Fund on June 12, 2009, and is available to offset future capital gains of the Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

***	The Fund’s ability to utilize the capital loss carryforward may be limited.
During the year ended December 31, 2010, the Fund lost through expiration $3,196,740 of capital loss carryforwards.
Post October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Fund intends to elect to defer net realized capital losses incurred from November 1, 2010 through December 31, 2010 of $13,258,915.
Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for U.S. federal income tax purposes was:

Unrealized appreciation	$39,233,776
Unrealized depreciation	(245,101,204)

Net unrealized depreciation	$(205,867,428)

Note 4. Investment Advisory, Administration, and Trustee Fees
Investment Advisory Fee
The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
In connection with the reorganizations of PHY and CNN into the Fund on July 18, 2008, the Investment Adviser agreed to waive certain advisory fees for a period of two years until July 17, 2010. Over the period of two years, the Investment Adviser agreed to waive advisory fees of $1,656,448. For the year ended December 31, 2010, the Investment Adviser waived advisory fees of $456,091.
Administration Fee
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formally known as PNC Global Investment Servicing (U.S.) Inc. The Investment Adviser pays BNY Mellon directly for these sub-administration services.
In connection with the reorganizations of PHY and CNN into the Fund on July 18, 2008, the Investment Adviser agreed to waive certain administration fees for a period of two years until July 17, 2010. Over the period of two years, the Investment Adviser agreed to waive administration fees of $807,602. For the year ended December 31, 2010, the Investment Adviser waived administration fees of $222,366.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the period covered by this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $525,114,840 and $562,565,646, respectively.
Note 6. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.
Annual Report  |  23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.
At December 31, 2010, the Fund held no loans on participation.
Note 7. Credit Agreement
Effective September 16, 2009, the Fund entered into a $170,000,000 Credit Agreement (the “Credit Agreement”) with The Bank of Nova Scotia. The Credit Agreement replaced a prior credit agreement and had a maturity date of September 15, 2010. Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $1,700,000 upfront fee. This fee was amortized over the remaining term of the Credit Agreement and $1,231,645 of upfront fee expense is included in commitment fee expense on the Statement of Operations. Effective April 16, 2010, the Credit Agreement was fully repaid and terminated.
For the period January 1, 2010 through April 15, 2010, the average daily loan balance was $116,752,381 at a weighted average interest rate of 2.73%, excluding any commitment fee. With respect to these borrowings, interest of $1,255,749 is included in the Statement of Operations.
Note 8. Floating Rate Series A Senior Unsecured Notes
On April 16, 2010, the Fund issued $120,000,000 principal amount of floating rate Series A senior unsecured notes (“Notes”). The Notes are generally unsecured obligations of the Fund and rank senior to the Fund common shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable quarterly, at the rate of 3 month LIBOR, subject to a LIBOR floor of 1.00%, plus 1.70%, to maturity on April 16, 2015. As of December 31, 2010, the carrying value of the outstanding Notes was $120 million, excluding accrued interest that was owed at that date. As of December 31, 2010, the fair value of the outstanding notes was estimated to be $120,883,774. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 5 year risk free rate.
The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes agreement, and is required under the 1940 Act to maintain asset coverage for the Notes at 300%. The Fund may prepay the Notes at any time, and is subject to the following prepayment penalty on any amounts prepaid: 2.00% in the first two years, 1.00% in year three, and 0% thereafter.
The interest rate charged at December 31, 2010, was 2.70%. The average daily note balance was $120,000,000 at a weighted average interest rate of 2.70%. With respect to the Notes, interest expense of $2,340,000 is included in the Statement of Operations.
Note 9. Asset Coverage
The Fund was required to maintain 400% asset coverage with respect to amounts outstanding under the Credit Agreement. With respect to the Notes, the Fund is required to maintain 300% asset coverage.
Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		% of
		Asset Coverage
	Total Amount	of
Date	Outstanding	Indebtedness
12/31/2010	$120,000,000	510.6%
12/31/2009	112,000,000	509.6
12/31/2008	141,000,000	356.2
12/31/2007	248,000,000	350.4
12/31/2006	285,000,000	342.9
Note 10. Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the bid value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower. As of December 31, 2010, the market value of securities loaned by the Fund was $5,499,369. The loaned securities were secured with cash collateral of $5,789,756, which was invested in the BlackRock Institutional Money Market Trust.
24  |   Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
Note 11. Unfunded Loan Commitments
As of December 31, 2010, the Fund had unfunded loan commitments of $8,909,132 and GBP 5,000,000, which could be extended at the option of the borrower, as detailed below:

	Unfunded
	Loan
Borrower	Commitment
Mobileserv Ltd.	GBP	5,000,000
Broadstripe, LLC		$754,422
LLV Holdco, LLC		4,394,596
Sirva Worldwide, Inc.		1,760,114
Sorenson Communications, Inc.		2,000,000
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2010, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $3,419,217. The net change in unrealized appreciation on unfunded transactions of $2,519,826 is recorded in the Statement of Operations.
Note 12. Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies as of December 31, 2010:

	Par Value at	Shares at	Market Value
	December 31,	December 31,	December 31,	December 31,
	2010	2010	2009	2010
ComCorp Broadcasting, Inc. (Senior Loans)*	$39,444,941	—	$29,524,538	$35,887,007
Communications Corp of America (Common Stock)	—	2,010,616	—	—
Genesys Ventures IA, LP (Common Stock)	—	24,000,000	38,160,000	47,040,000
LLV Holdco, LLC (Senior Loans)	2,629,179	—	—	2,602,887
LLV Holdco, LLC — Series A Membership Interest (Common Stock)	—	26,712	—	10,021,113
LLV Holdco, LLC — Series B Membership Interest (Common Stock)	—	126	—	412,142
LLV Holdco, LLC — Series C Membership Interest (Common Stock)	—	529	—	—
LLV Holdco, LLC — Series D Membership Interest (Common Stock)	—	727	—	—
LLV Holdco, LLC — Series E Membership Interest (Common Stock)	—	813	—	—
LLV Holdco, LLC — Series F Membership Interest (Common Stock)	—	914	—	—
LLV Holdco, LLC — Series G Membership Interest (Common Stock)	—	1,036	—	—

	$42,074,120	26,041,473	$67,684,538	$95,963,149

*	Company is a wholly owned subsidiary of Communications Corp. of America.
Note 13. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers and certain counterparties. The Fund’s maximum exposure under these arrangements is unknown. The Board has approved the advancement of certain expenses to a service provider in connection with pending litigation subject to various undertakings and reporting requirements.
Note 14. Disclosure of Significant Risks and Contingencies
Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal
Annual Report  |  25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.
Leverage Risk
The Fund uses leverage (see Notes 7 and 8) through borrowings from notes and a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counterparty credit risk to the Fund because the forwards are not exchange traded, and there is no clearinghouse to guarantee the forwards against default.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging or speculative purposes to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
26  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
Investments in Swaps Risk
Investments in swaps involve the exchange with another party of commitment to pay a stream of payments. The use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payment according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivatives financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Short Equity and Bond Sales Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Note 15. Reorganization — Merger of Highland Distressed Opportunities, Inc. into the Fund
On December 19, 2008, the Board of Trustees approved an agreement and plan of merger and liquidation (“Agreement”) which provided for the transfer of all of the assets and liabilities of HCD for shares of the Fund. Shareholders of HCD approved the merger at a meeting on May 27, 2009. The merger was completed by a tax-free exchange of shares on June 12, 2009. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from HCD was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The shares outstanding of HCD immediately before the merger and shares of the Fund issued to HCD shareholders were:

Merged Fund	Shares Exchanged	Acquiring Fund	Shares Issued	Net Asset Value	Conversion Ratio

Highland Distressed		Highland Credit
Opportunities, Inc.	17,716,771	Strategies Fund	8,173,238	$6.28	0.4613

The net assets and net unrealized appreciation/(depreciation) of HCD and the net assets of the Fund immediately before the merger were as follows:

		Unrealized
		Appreciation/
Merged Fund	Net Assets	(Depreciation)	Acquiring Fund	Net Assets

Highland Distressed			Highland Credit
Opportunities, Inc.	$51,353,210	$(86,923,196)	Strategies Fund	$348,872,330

Note 16. Legal Matters
Matters Relating to the Fund’s Investment in Broadstripe, LLC. The Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Trust as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems
Annual Report  |  27

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010	Highland Credit Strategies Fund
to the plaintiffs. During the relevant period, the Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, the Fund attributed total value to the Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, the Fund cannot predict the amount of a judgment, if any. The Fund and other accounts managed by the Adviser have filed a motion to dismiss the lawsuit. The Adviser and the Fund intend to continue to defend this action vigorously.
In addition, the Fund and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Fund and the other funds and recovery of certain payments made by the Debtors to the Fund and the other funds. The Fund and other defendants managed by the Adviser have filed a motion for summary judgment on all of the claims in the complaint. The Adviser and the Fund intend to continue to defend this action vigorously. The Fund believes that the resolution of the matters described in this subsection are unlikely to have a material adverse effect on the Fund. If the Debtors were to succeed in their causes of action, all or a portion of the Fund’s investment in Millennium may not be recoverable.
Note 17. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent events requiring disclosure:
On February 2, 2011, the Fund entered into a $125,000,000 credit agreement with State Street Bank and Trust Company (the “New Credit Agreement”). The New Credit Agreement terminates February 1, 2012. Concurrent with entering into the New Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which will be amortized ratably over the term of the agreement. The terms of the New Credit Agreement require the Fund to pay 0.15% on the uncommitted balance and pay a spread of 1.20% over LIBOR. In connection with the execution of the New Credit Agreement, the Fund amended the agreement with the holders of the Notes to allow for a secured credit facility provider. Among other things, the amendment also changed the status of the Notes from unsecured to secured pari pasu with State Street Bank and Trust Company and required an amendment fee of 0.03% of the Note balance of $120,000,000 or $36,000.
28  |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Credit Strategies Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Credit Strategies Fund (the “Fund”) at December 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
February 24, 2011
Annual Report  |  29

ADDITIONAL INFORMATION (unaudited)

December 31, 2010	Highland Credit Strategies Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Tax Information
The Fund hereby designates as qualified interest income distributions 93.36% of ordinary income distributions, for the fiscal year ended December 31, 2010.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting BNY Mellon (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), all dividends declared for Common Shares of the Fund will be automatically reinvested by BNY Mellon in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by BNY Mellon, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on the Shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them.
The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractions, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the
30  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2010	Highland Credit Strategies Fund
net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.
Approval of Investment Advisory Agreement
The Fund has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”), which has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
The Board of Trustees, including the Independent Trustees, approved the Advisory Agreement at a meeting held on December 9-10, 2010. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser written and oral information including: (i) information confirming the financial soundness of the Investment Adviser and on the general profitability of the Advisory Agreement; (ii) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (iii) information on the internal compliance procedures of the Investment Adviser; (iv) information showing how the Fund’s fees and expected operating expenses compare to those of (a) other registered and private investment funds that follow investment strategies and objectives similar to those of the Fund and having a similar asset size, and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as performance of such vehicles and accounts; (v) information comparing the services provided to the Fund by the Investment Adviser versus those provided to the Investment Adviser’s other institutional and hedge fund clients; (vi) information regarding brokerage and portfolio transactions; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Fund, the Investment Adviser or its affiliates. The Trustees reviewed the detailed information provided by the Investment Adviser and other relevant information and factors with independent legal counsel.
The Trustees’ conclusion as to the continuation of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The fee arrangements for the Fund are the result of review and discussion between the Independent Trustees and the Investment Adviser since the Fund’s inception. Certain
Annual Report  |  31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2010	Highland Credit Strategies Fund
aspects of such arrangements may receive greater scrutiny in some years than in others, and the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
The Nature, Extent, and Quality of the Services Provided by the Investment Adviser. The Trustees considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.
The Investment Adviser’s Historical Performance in Managing the Fund. The Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Trustees discussed relative performance and contrasted the Fund’s performance versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, the Credit Suisse Leveraged Loan Index and Credit Suisse/Tremont Hedge Fund Index ~ Multi-Strategy. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses and efforts relating to performance.
The Costs of the Services to be Provided by the Investment Adviser and the Profits Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund. The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (i) the annual fee as a portion of the Fund’s Managed Assets; (ii) the expenses the Investment Adviser incurs in providing advisory services; (iii) the profitability to the Investment Adviser of the Fund as compared to the profitability of the Highland Credit Opportunities Fund (the “Credit Opportunities Fund”), a private pooled investment vehicle managed by the Investment Adviser; and (iv) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees payable to (a) other investment advisers serving other registered investment companies that follow investment strategies similar to those of the Fund and (b) the Investment Adviser by Credit Opportunities Fund in comparison to the fees payable by the Fund. After reviewing these and related factors, the Trustees determined that the fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services being provided by the Investment Adviser to the Fund.
The Extent to which Economies of Scale would be Realized as the Fund Grows and Whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders.The Trustees considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees also considered that, due to its nature as a closed-end fund, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth through a merger, rights offering, material increase in the market value of the Fund’s portfolio securities or otherwise. The Trustees considered whether breakpoints in the fee under the Advisory Agreement for the Fund would be appropriate in light of the Fund’s assets and current fee structure, including any waivers, and determined not to recommend any breakpoints for the Fund at this time.
Following a further discussion of the factors deemed material, including those described above, and the merits of the Advisory Agreement and its various provisions, the Trustees, including all of the Independent Trustees, determined that the Advisory Agreement, including the advisory fee paid to the Investment Adviser under the Advisory Agreement, is fair and reasonable to the Fund and approved the continuation, for a period of one year commencing December 31, 2010, of the Advisory Agreement.
32  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2010	Highland Credit Strategies Fund
Trustees and Officers
The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Positions	Length of	During Past	Complex Overseen	Directorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 62)	Trustee	3 years; Trustee since 2006 (inception)	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	6	None

Scott F. Kavanaugh (Age 49)	Trustee	3 years; Trustee since 2006 (inception)	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	6	None

James F. Leary (Age 80)	Trustee	3 years; Trustee since 2006 (inception)	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	6	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 55)	Trustee	3 years; Trustee since 2006 (inception)	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	6	None

1	The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.
Annual Report  |  33

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2010	Highland Credit Strategies Fund
Trustees and Officers

		Year First	Principal	Number of Portfolios
		Elected or	Occupation(s)	in Highland Funds	Other
Name, Address,	Position	Appointed	During Past	Complex Overseen	Directorships
and Age	with Fund	to Office	Five Years	by Trustee[1]	Held
INTERESTED TRUSTEE[2]

R. Joseph Dougherty[2] (Age 40)	Trustee and Chairman of the Board	3 years; Trustee and Chairman of the Board since 2006 (inception)	Team Leader of the Investment Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	6	None

OFFICERS

R. Joseph Dougherty[2] (Age 40)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

1	The Highland Fund Complex consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
34  |  Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2010	Highland Credit Strategies Fund
Trustees and Officers

Year First
Elected or
Name, Address,	Position	Appointed
and Age	with Fund	to Office	Principal Occupation(s) During Past Five Years
OFFICERS
Ethan Powell (Age 35)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Matthew S. Okolita (Age 29)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of the Adviser and Cummings Bay Capital Management, L.P. since May 2010; Chief Compliance Officer of Highland Capital Management Europe, LTD. (an FSA registered adviser) and certain other investment advisers affiliated with the Adviser since June 2010; Compliance Manager of the Adviser from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.

1	Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
Annual Report  |  35

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860
Custodian
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
This report has been prepared for shareholders of Highland Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.
On May 19, 2010, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.
36  |  Annual Report

Highland Credit Strategies Fund~HCF	Annual Report, December 31, 2010

www.highlandfunds.com	HLC-HCF-AR-12/10

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is attached.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2009 and $135,000 for 2010.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for 2009 and $35,000 for 2010. The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2009 and $15,000 for 2010. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%

(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $657,000 for 2009 and $652,504 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:
Timothy K. Hui
Scott F. Kavanaugh
James F. Leary
Bryan A. Ward
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

APPENDIX E
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.
     2.2 Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.
     2.3 Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.
     2.4 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.
     2.4.1. For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
     4.5 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.
Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
     The Fund’s portfolio manager, who is primarily responsible for the day-to-day management of the Fund’s portfolio, is Greg Stuecheli.
     Greg Stuecheli — Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

     The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2010.
Greg Stuecheli

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	3	1,026	1	2.951
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     Potential Conflicts of Interests
     Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.

Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4) Disclosure of Securities Ownership
     The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of December 31, 2010.

Dollar Ranges of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager
Greg Stuecheli	$0

(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	Plans or Programs	Programs
January 1, 2010 to January 31, 2010	41,864	$6.393357	41,864	63,699,428
February 1, 2010 to February 28, 2010	39,088	$6.9683	39,088	63,699,428
March 1, 2010 to March 31, 2010	35,861	$7.3442	35,861	63,699,428
June 1, 2010 to June 30, 2010	34,936	$7.1968	34,936	63,766,598
July 1, 2010 to July 31, 2010	35,141	$7.053301	35,141	63,766,598
September 1, 2010 to September 30, 2010	31,226	$7.208656	31,226	63,799,830

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Shares (or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	Plans or Programs	Programs
October 1, 2010 to October 31, 2010	29,499	$7.458874	29,499	63,799,830
December 1, 2010 to December 31, 2010	28,606	$7.7012	28,606	63,829,352
Total	276,221		276,221

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on June 21, 2006

b.	The dollar amount (or share or unit amount) approved: NONE

c.	The expiration date (if any) of each plan or program: NONE

d.	Each plan or program that has expired during the period covered by the table: NONE
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Highland Credit Strategies Fund

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 3/9/11

By (Signature and Title)*	/s/ Brian Mitts Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.